UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 6, 2002
Date of Report (Date of earliest event reported)

VIAD CORP
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-11015 (Commission file number)	36-1169950 (I.R.S. Employer Identification No.)

1850 N. CENTRAL AVE., PHOENIX, ARIZONA (Address of principal executive offices)	85077 (Zip Code)

         Registrant’s telephone number, including area code (602) 207-4000

Item 5. OTHER EVENTS

Sworn statements of Robert H. Bohannon, Chairman, President and Chief Executive Officer, and Ellen M. Ingersoll, Chief Financial Officer, of Viad Corp regarding facts and circumstances relating to Exchange Act filings of the Company were filed today with the Securities and Exchange Commission pursuant to SEC order No. 4-460.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

99.1	–	Sworn statement of Principal Executive Officer of Viad Corp pursuant to Securities and Exchange Commission Order No. 4-460.

99.2	–	Sworn statement of Principal Financial Officer of Viad Corp pursuant to Securities and Exchange Commission Order No. 4-460.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)

August 6, 2002	By /s/ Ellen M. Ingersoll

Ellen M. Ingersoll

Chief Financial Officer

(Principal Financial Officer

and Authorized Officer)

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Exhibit Index

Exhibit 99.1	Sworn statement of Principal Executive Officer of Viad Corp pursuant to Securities and Exchange Commission Order No. 4-460.

Exhibit 99.2	Sworn statement of Principal Financial Officer of Viad Corp pursuant to Securities and Exchange Commission Order No. 4-460.

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